SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     June 12, 2003

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1 Underwriting Agreement
EX-4.1 Second Supplemental Indenture
EX-4.2 Form of Indenture
EX-4.3 Form of First Supplemental Indenture
EX-5.1 Opinion/Consent of Pillsbury Winthrop LLP
EX-10.1 Second Amendment to Credit Agreement
EX-12.1 Schedule-Computation of Ratio of Earnings
EX-25.1 Form T-1 - Statement of Eligibility
EX-99.1 Press Release dated June 12, 2003
EX-99.2 Press Release dated June 16, 2003

Item 5. Other Events.

On June 12, 2003, LodgeNet Entertainment Corporation (the “Company”) announced that it had received the requisite consents pursuant to its tender offer and consent solicitation for its 10 1/4% Senior Notes due 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the Second Supplemental Indenture relating to the Company’s 10 1/4% Senior Notes due 2006 is filed as Exhibit 4.1 hereto.

On June 16, 2003, the Company announced the pricing of a public offering of $200 million of 9.50% Senior Subordinated Notes due 2013 (the “9.50% Notes”). The Company also announced that it had received the requisite consent of the lenders under its senior credit facility to permit the offering and to certain amendments to the senior credit facility. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein. A copy of the amendment to the Company’s senior credit facility is filed as Exhibit 10.1 hereto.

Certain matters relating to the 9.50% Notes are set forth in the Underwriting Agreement, dated as of June 13, 2003, by and among the Company and the underwriters named therein, which is filed as Exhibit 1.1 hereto, and Indenture and First Supplemental Indenture between the Company and HSBC Bank USA, as trustee, forms of which are filed as Exhibits 4.2 and 4.3 hereto. The form of 9.50% Note is filed as Exhibit 4.4 hereto.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

1.1	Underwriting Agreement dated June 13, 2003 relating to public offering of 9.50% Senior Subordinated Notes due 2013

4.1	Second Supplemental Indenture dated June 12, 2003 between the Company and HSBC Bank USA, as trustee, relating to the Company’s 10 1/4% Senior Notes due 2006

4.2	Form of Indenture between the Company and HSBC Bank USA, as trustee

4.3	Form of First Supplemental Indenture between the Company and HSBC Bank USA, as trustee, relating to 9.50% Senior Subordinated Notes due 2013

4.4	Form of 9.50% Note (included as Exhibit A to Exhibit 4.3)

5.1	Opinion of Pillsbury Winthrop LLP

10.1	Second Amendment to Credit Agreement among the Company and Canadian Imperial Bank of Commerce, as administrative agent for the Lenders named therein

12.1	Schedule of computation of ratio of earnings (deficiency) to fixed charges

23.1	Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1)

25.1	Form T-1 — Statement of eligibility under the Trust Indenture Act of 1939 of HSBC Bank USA, as trustee (also filed under Section 305(b)(2) of the Trust Indenture Act on June 10, 2003)

99.1	Press release dated June 12, 2003, relating to the tender offer and consent solicitation for the Company’s 10 1/4% Senior Notes due 2006

99.2	Press release dated June 16, 2003, relating to the pricing of a public offering of $200 million of the Company’s 9.50% Senior Subordinated Notes due 2013

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: June 17, 2003	By	/s/ Scott C. Petersen Scott C. Petersen

	Its	President and Chief Executive Officer

2

EXHIBIT INDEX

1.1	Underwriting Agreement dated June 13, 2003 relating to public offering of 9.50% Senior Subordinated Notes due 2013

4.1	Second Supplemental Indenture dated June 12, 2003 between the Company and HSBC Bank USA, as trustee, relating to the Company’s 10 1/4% Senior Notes due 2006

4.2	Form of Indenture between the Company and HSBC Bank USA, as trustee

4.3	Form of First Supplemental Indenture between the Company and HSBC Bank USA, as trustee, relating to 9.50% Senior Subordinated Notes due 2013

4.4	Form of 9.50% Note (included as Exhibit A to Exhibit 4.3)

5.1	Opinion of Pillsbury Winthrop LLP

10.1	Second Amendment to Credit Agreement among the Company and Canadian Imperial Bank of Commerce, as administrative agent for the Lenders named therein

12.1	Schedule of computation of ratio of earnings (deficiency) to fixed charges

23.1	Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1)

25.1	Form T-1 — Statement of eligibility under the Trust Indenture Act of 1939 of HSBC Bank USA, as trustee (also filed under Section 305(b)(2) of the Trust Indenture Act on June 10, 2003)

99.1	Press release dated June 12, 2003, relating to the tender offer and consent solicitation for the Company’s 10 1/4% Senior Notes due 2006

99.2	Press release dated June 16, 2003, relating to the pricing of a public offering of $200 million of the Company’s 9.50% Senior Subordinated Notes due 2013